Exhibit 99.1

Whitestone REIT to Be Acquired by Ares for $1.7 Billion

HOUSTON and NEW YORK – April 9, 2026 – Whitestone REIT (NYSE: WSR) (“Whitestone” or the “Company”) and Ares Management Corporation (NYSE: ARES) today announced that Whitestone has entered into a definitive merger agreement (the “Merger Agreement”) with certain Ares Real Estate funds (“Ares”) pursuant to which Ares will acquire all outstanding Whitestone common shares and operating partnership units for $19.00 per share or unit in an all-cash transaction valued at approximately $1.7 billion.

The purchase price represents a 12.2% premium to Whitestone’s closing stock price on April 8, 2026, the last full trading day prior to the transaction announcement, and a 26.5% premium to the unaffected share price prior to the March 5, 2026 Reuters article announcing the Company had engaged advisors to explore a sale.

Whitestone’s portfolio as of March 31, 2026 comprises 56 high-quality, convenience-focused retail properties totaling approximately 4.9 million square feet in some of the country’s fastest growing markets including Phoenix, Austin, Dallas-Fort Worth, Houston and San Antonio.

“We believe Whitestone has shown the value of high-return smaller spaces occupied by a well-diversified mix of tenants. Our investment strategy is designed to allow businesses to fuel connection and convenience within thriving, dynamic communities. We believe this transaction with Ares is a testament to the value that strategy has created for our business and, ultimately, for our shareholders,” said Dave Holeman, Whitestone CEO.

“We are deeply proud of our Whitestone team for their dedication to growing our platform built upon a recognition of the value of neighborhood centers and aligning them with their surrounding communities. We look forward to the continued success of our portfolio as part of Ares’ leading Real Estate business,” said Christine Mastandrea, Whitestone President and COO.

“We are excited to reach this agreement, which delivers significant, immediate and certain value to our shareholders while positioning Whitestone’s assets for continued success,” said Amy Feng, Chair of the Whitestone Board.

“Whitestone’s portfolio provides an attractive opportunity to further diversify Ares Real Estate’s footprint with necessity-based retail centers in high-demand, supply-constrained metro regions across Arizona and Texas,” said David Roth, Global Head of Real Estate Strategy and Growth in Ares Real Estate. “This transaction reflects our high conviction in New Economy real estate as today’s consumers are increasingly seeking convenient experiences for their grocery, pharmacy, healthcare, fitness and dining needs. Looking ahead, we are confident in Ares’ ability to support and expand on the Whitestone portfolio and create value for both communities and investors.”

Transaction Details

The transaction, which was unanimously approved by the Whitestone Board of Trustees, is expected to close in the third quarter of 2026, subject to customary closing conditions, including approval by the Company’s shareholders. The transaction is not subject to a financing condition.

Upon completion of the transaction, Whitestone will become a private company and shares of Whitestone’s common stock will be de-registered under the Securities Exchange Act of 1934, as amended, and no longer trade on the NYSE.

Advisors

BofA Securities is serving as Whitestone’s financial advisor and has provided a fairness opinion to the Board of Trustees, and Jones Lang LaSalle Securities is also serving as a financial advisor. Bass Berry & Sims is serving as Whitestone’s legal advisor.

Citigroup Global Markets Inc. is acting as lead financial advisor and financing provider to Ares with Morgan Stanley & Co. LLC also acting as financial advisor. Kirkland & Ellis LLP is serving as legal advisor to Ares.

About Whitestone REIT

Whitestone REIT (NYSE: WSR) is a community-centered real estate investment trust (REIT) that acquires, owns, operates, and develops open-air, retail centers located in some of the fastest growing markets in the country: Phoenix, Austin, Dallas-Fort Worth, Houston and San Antonio.

Our centers are convenience focused: merchandised with a mix of service-oriented tenants providing food (restaurants and grocers), self-care (health and fitness), services (financial and logistics), education and entertainment to the surrounding communities. The Company believes its strong community connections and deep tenant relationships are key to the success of its current centers and its acquisition strategy. For additional information, please visit the Company’s investor relations website.

About Ares Management Corporation

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager offering clients complementary primary and secondary investment solutions across the credit, real estate, private equity and infrastructure asset classes. We seek to advance our stakeholders’ long-term goals by providing flexible capital that supports businesses and creates value for our investors and within our communities. By collaborating across our investment groups, we aim to generate consistent and attractive investment returns throughout market cycles. As of December 31, 2025, Ares Management Corporation’s global platform had nearly $623 billion of assets under management, with operations across North America, South America, Europe, Asia Pacific and the Middle East. For more information, please visit www.aresmgmt.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws, which are not historical facts but are the intent, belief or current expectations of our management based on its knowledge and understanding of our business and industry and assumptions made by management regarding the transactions described herein. Forward-looking statements are typically identified by the use of terms such as “may,” “will,” “should,” “potential,” “predicts,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or the negative of such terms and variations of these words and similar expressions, although not all forward-looking statements include these words. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Factors that could cause actual results to differ materially from any forward-looking statements made in this release include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s shareholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, including relationships with tenants and suppliers, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction or otherwise; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) potential litigation or other proceedings relating to the transaction that could be instituted against Ares Management, the Company or their or their affiliates’ respective directors, managers or officers, including the costs of such proceedings and the effects of any outcomes related thereto; (x) continued availability of capital and financing and rating agency actions; (xi) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war, hostilities, epidemics or pandemics, as well as management’s response to any of the aforementioned factors, and their potential to disrupt or delay the closing of the transaction; (xiii) the possible failure of the Company maintain its qualification as a REIT and the risk of changes in laws affecting REITs; and (xiv) other risks described in the Company’s filings with the U.S Securities and Exchange Commission (the “SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 6, 2026 and subsequent filings; and (xvii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the transaction and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. There can be no assurance that the transaction will be consummated. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or review any forward-looking statements except as required by law, whether as a result of new information, future events or otherwise.

Important Information And Where To Find It

This press release does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of the Company by Ares. In connection with the transaction, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company also may file other documents with the SEC regarding the transaction. This communication is not a substitute for the proxy statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The proposals for consideration by the Company’s shareholders regarding the transaction will be made solely through the definitive proxy statement. The definitive proxy statement (if and when it becomes available) will be mailed to shareholders of the Company. Investors and shareholders may also obtain free copies of the proxy statement and other documents that are filed or will be filed by the Company with the SEC (in each case if and when they become available) from the SEC’s website (www.sec.gov), or from the Company’s investor relations website.

Participants In The Solicitation

The Company and its trustees, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the transaction. Information regarding the Company’s trustees and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 6, 2026, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2025 annual meeting of shareholders, which was filed with the SEC on April 4, 2025, and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the transaction (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts:

Whitestone

David Mordy

Director of Investor Relations

Whitestone REIT

(713) 435-2219

ir@whitestonereit.com

Ares

Jacob Silber | Brennan O’Toole

media@aresmgmt.com